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                                                                 Exhibit 10(q)-2

                         EQUITY CONTRIBUTION AGREEMENT

     EQUITY CONTRIBUTION AGREEMENT (this "Agreement") dated as of September 25, 1998 by and among PP&L GLOBAL, INC., a Pennsylvania corporation ("Purchaser"), PP&L RESOURCES, INC., a Pennsylvania corporation ("Parent"), PENOBSCOT HYDRO CO., INC., a Maine corporation ("PHC") and BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation ("BHE", and together with PHC the "Sellers").

                                R E C I T A L S

     WHEREAS, Purchaser and Sellers are parties to that certain Asset Purchase Agreement dated as of September 25, 1998 ("Purchase Agreement");

     WHEREAS, Purchaser is directly wholly-owned by Parent;

     NOW, THEREFORE, in consideration of the premises and as an inducement for Sellers to enter into the Purchase Agreement, the parties hereto agree as follows:

     Section 1.  Definitions. Capitalized terms used herein and not otherwise
                 -----------
defined herein shall have the respective meanings given to them in the Purchase Agreement.

     Section 2.  Equity Contribution.
                 -------------------

     (a) Sellers may, in their sole discretion and without the concurrence of Purchaser or any of its Affiliates, give written notice to Parent when all conditions precedent to the obligations of Sellers and Purchaser to consummate the Closing as set forth in Article VIII of the Purchase Agreement have been satisfied (or waived by the party entitled to waive such a condition). Parent hereby irrevocably promises and agrees that, upon receipt of such notice, Parent will make or cause to be made within five business days a contribution in immediately available funds to Purchaser in the amount of the Initial Payment.

     (b) If the Purchaser breaches its obligations to effect the Closing as and when required by the Purchase Agreement, and, if as a result thereof, Purchaser is the subject of a final and binding order of a court (or other tribunal having jurisdiction) obligating it to pay any damages, costs, and expenses incurred by Sellers, other than certain damages as contemplated in Section 11.11 of the Purchase Agreement (a "Liability"), Sellers may, in their sole discretion and without the concurrence of Purchaser or any of its Affiliates, give written notice to Parent that such Liability was incurred. Parent irrevocably promises and agrees that it shall make or cause to be made a contribution in immediately available funds to Purchaser within five business
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days after receipt of such notice in an amount sufficient for Purchaser to fully satisfy and discharge the Liability up to but not to exceed the amount of the Initial Payment.

     (c) If a court (or other tribunal having jurisdiction) enters a final and binding order to the effect that Sellers were not entitled to give any notice provided for in subsection (a) or (b) hereof, then Sellers shall be liable to pay Parent, as liquidated damages and in full satisfaction of any claim of Purchaser or any of its Affiliates arising out of such order insofar as such order relates to Sellers' giving of such notice, an amount equal to the documented out-of-pocket costs of Parent (including, without limitation, Parent's cost of capital after giving effect to related income taxes) incurred in connection with Parent's contribution to Purchaser as a result of such wrongful notice by Sellers.

     (d) Notwithstanding any other provision of this Agreement to the contrary, Parent shall have no obligation to make any contribution to Purchaser under this Agreement to the extent its aggregate contributions to Purchaser made as a result of a notice given by Sellers hereunder or otherwise contributed (provided such funds have been segregated in accordance with Section 4 hereunder) equal or exceed the amount of the Initial Payment.

     (e) Any payments made by Parent directly to Sellers in satisfaction of Parent's obligations to make a contribution to Purchaser hereunder shall be deemed to be on behalf of, and to satisfy the obligations of, Purchaser to Sellers under the Purchase Agreement (to the extent of the amount paid by Parent).

     (f) If, prior to receipt of a notice from Sellers requesting a contribution to Purchaser, Parent makes a contribution to Purchaser as contemplated herein, it shall promptly notify Sellers in writing of such contribution, which notice shall state that such contribution has been segregated as provided in Section 4 herein.

     (g) Upon written request of Sellers given to Purchaser at any time after Parent has made a contribution to Purchaser contemplated herein, Purchaser agrees to return such contribution to Parent.

     Section 3.  Representations and Warranties.
                 ------------------------------

     (a)  Parent and Purchaser represent and warrant to Sellers as follows:

     (i) Each of Parent and Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and
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            has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

     (ii) The execution and delivery by each of Parent and Purchaser of this Agreement, and the performance of its obligations hereunder, have been duly authorized by all necessary corporate action on the part of Parent and Purchaser, as the case may be.

     (iii) Each of Parent and Purchaser has duly executed and delivered this Agreement. Assuming due authorization, execution and delivery of this Agreement by Sellers, this Agreement constitutes the valid and binding obligation of each of Parent and Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity.

     (iv) All consents, authorizations and other approvals of any governmental authority which are necessary for the execution and delivery by each of Parent and Purchaser of this Agreement and the performance by it of its obligations hereunder have been obtained and are in full force and effect, are final and not subject to any appeal.

     (v) Execution, delivery and performance by Parent of this Agreement will not conflict with or result in a violation or default under any contract, agreement or order of any court or regulatory authority binding upon Parent or any of its Affiliates.

     (b)    Sellers represent and warrant to Parent as follows:

     (i) Sellers are corporations, duly organized, validly existing and in good standing under the laws of the State of Maine, and have full corporate power and authority to enter into this Agreement and to perform their obligations hereunder.

     (ii) The execution and delivery by Sellers of this Agreement, and the performance of their obligations hereunder, have been duly authorized by all necessary corporate action on the part of Sellers.

     (iii) Sellers have duly executed and delivered this Agreement. Assuming due authorization, execution and delivery of this Agreement by Purchaser and Parent,
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            this Agreement constitutes the valid and binding obligation of
            Sellers, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity.

     (iv) All consents, authorizations and other approvals of any governmental authority which are necessary for the execution and delivery of Sellers of this Agreement and the performance by them of their obligations hereunder have been obtained and are in full force and effect, are final and not subject to any appeal.

     (v) Execution, delivery and performance by Sellers of this Agreement will not conflict with or result in a violation or default under any contract, agreement or order of any court or regulatory authority binding upon Sellers or any of their Affiliates.

     Section 4.  Restriction on Use. Purchaser shall segregate from its general
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funds any contributions made by Parent hereunder and shall use such funds for the purpose, and only for the purpose, of satisfying its obligations to Sellers under the Purchase Agreement. Such contribution shall be placed in a segregated account at an independent financial institution, the name of which account makes reference to the restrictions contained herein.

     Section 5.  Termination. The obligation of Parent under this Agreement
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shall terminate upon the earliest to occur of:

     (a) contribution by Parent to Purchaser of an amount equal to or exceeding the amount of the Initial Payment in response to a notice given by Sellers hereunder or otherwise contributed (provided such funds have been segregated in accordance with Section 4 and any necessary notice has been given pursuant to Section 2(f));

     (b) five business days after notice of termination of the Purchase Agreement is given pursuant to Article X thereof, unless prior to the close of business on the fifth business day after such notice Parent receives written notice from Purchaser or Sellers that either of them in good faith believes that the Purchase Agreement is still in full force and effect or has been improperly terminated, and that Sellers are actively pursuing a Liability claim, in which case this Agreement
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shall terminate upon the settlement or other determination of such claim in accordance with Section 2(b) hereof and the making of the required contribution by Parent; or

     (c)  the occurrence of the Closing under the Purchase Agreement.

     Section 6.  Miscellaneous.
                 -------------

     (a) This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns. In the event that Purchaser assigns its rights under the Purchase Agreement to a special purpose corporation, then the term "Purchaser" herein shall refer to such special purpose corporation, and Parent shall make its required contribution hereunder directly to such special purpose corporation. Sellers shall be entitled to enforce the obligations of Parent hereunder without the concurrence of Purchaser and regardless of any claims by Purchaser against Sellers, including any claims under, or the satisfaction or non-satisfaction of any obligations of Seller under, the Purchase Agreement. Neither this Agreement nor any right hereunder may be assigned by any party without the prior written consent of the other parties hereto, which consent (except in the case of a transfer by Parent of its obligations hereunder) shall not be unreasonably withheld.

     (b) This Agreement contains the entire understanding of the parties with respect to the matters herein and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

     (c) All notices and other communications required or permitted by this Agreement or by law to be served upon or given to a party hereto by any other party hereto shall be addressed as provided in the Purchase Agreement.

     (d) This Agreement may not be amended or otherwise modified except by a written agreement signed by each party hereto.

     (e) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF MAINE, EXCLUDING ITS CONFLICTS OF LAWS PROVISIONS.

     (f) If any provision of this Agreement shall be determined to be unenforceable, void or otherwise contrary to law, such provision shall in no manner operate to render any other provision of the Agreement unenforceable, invalid or contrary to law, and this Agreement shall
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continue to be operative and enforceable in accordance with the remaining terms and provisions hereof.

     (g) The terms, conditions, covenants, representations and warranties hereof may be waived only by a written instrument executed by the party waiving compliance. The failure of a party at any time or from time to time to require performance of any provisions hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by a party of any condition or any breach of any term, covenant, representation or warranty contained in this Agreement in any one or more instances shall be deemed to be, or be construed as, a further or continuing waiver of any such condition or breach of any other term, covenant, representation or warranty.

     (h) No person other than the parties hereto, or their successors or permitted assigns shall have any rights hereunder.

     (i) This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   PURCHASER:

                                             PP&L GLOBAL, INC.


                                             By:________________________________
                                             Name:
                                             Its:


                                   PARENT:

                                             PP&L RESOURCES, INC.


                                             By:________________________________
                                             Name:
                                             Its:


                                   SELLERS:


                                             PENOBSCOT HYDRO CO., INC.


                                             By:________________________________
                                             Name:
                                             Its:


                                             BANGOR HYDRO-ELECTRIC COMPANY


                                             By:________________________________
                                             Name:
                                             Its: